UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2004

WELLCARE HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32209 (Commission File Number)	47-0937650 (IRS Employer Identification No.)

6800 North Dale Mabry Highway, Suite 268 Tampa, Florida (Address of principal executive offices)	33614 (Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On July 1, 2004, WellCare of Florida, Inc., formally known as Well Care HMO, Inc. (“WCFL”), and HealthEase of Florida, Inc. (“HealthEase”), wholly-owned subsidiaries of the Registrant, each entered into separate contracts (the “Contracts”) with the State of Florida, Agency for Health Care Administration (“AHCA”), to provide health care services to Medicaid beneficiaries. Each Contract is effective for the period commencing on July 1, 2004 and ending on June 26, 2006. A form of the Contract is attached as Exhibit 10.1 to this Current Report.

     On September 1, 2004, WCFL and AHCA entered into Amendment No. 1 (the “WCFL Amendment”) to the WCFL Contract, which includes, among other things, the capitation rates effective July 1, 2004. The WCFL Amendment is attached as Exhibit 10.2 to this Current Report.

     On September 1, 2004, HealthEase and AHCA entered into Amendment No. 1 (the “HealthEase Amendment”) to the HealthEase Contract, which includes, among other things, the capitation rates effective July 1, 2004. The HealthEase Amendment is attached as Exhibit 10.3 to this Current Report.

     On August 31, 2004, WellCare Health Plans, Inc., successor-in-interest to WellCare Holdings, LLC (“WHP”); WCG Health Management, Inc., formally known as WellCare Health Plans, Inc. (“WCGHM”); and Kiran C. Patel, acting on behalf of himself and Pallavi Patel, Pradip C. Patel, Swati Patel, Rupesh Shah and Nita Shah (the “Stockholders”), entered into a Prepayment and Settlement Allocation Agreement (the “Prepayment and Settlement Allocation Agreement”) to, among other things, settle certain indemnification obligations of the Stockholders arising under the Purchase Agreement, dated May 17, 2002, among WHP, WCGHM, WCFL, HealthEase, Comprehensive Health Management, Inc., Comprehensive Health Management of Florida, L.C. and the Stockholders, and to provide for the prepayment of approximately $3.2 million of the outstanding principal amount of the promissory note payable to the Stockholders. Mr. Shah is the Registrant’s Senior Vice President, Market Expansion. The Prepayment and Settlement Allocation Agreement is attached as Exhibit 10.4 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

10.1	Form of AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated July 1, 2004.

10.2	Amendment No. 1 to AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated August 24, 2004, for Well Care HMO, Inc.

10.3	Amendment No. 1 to AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated August 24, 2004, for HealthEase of Florida, Inc.

10.4	Prepayment and Settlement Allocation Agreement, dated August 31, 2004, among WellCare Health Plans, Inc., WCG Health Management, Inc., Kiran C. Patel, Pallavi Patel, Pradip C. Patel, Swati Patel, Rupesh Shah and Nita Shah.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
Date: September 7, 2004	/s/ Todd S. Farha Todd S. Farha President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated July 1, 2004.
10.2	Amendment No. 1 to AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated August 24, 2004, for Well Care HMO, Inc.
10.3	Amendment No. 1 to AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated August 24, 2004, for HealthEase of Florida, Inc.
10.4	Prepayment and Settlement Allocation Agreement, dated August 31, 2004, among WellCare Health Plans, Inc., WCG Health Management, Inc., Kiran C. Patel, Pallavi Patel, Pradip C. Patel, Swati Patel, Rupesh Shah and Nita Shah.